SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
[X]  Definitive Proxy Statement         Only (as Permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Imergent, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box).
[x]     No fee required.

[ ]     Fee  computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
        0-11.
        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set for the amount on which the filing fee is calculated and state how it was determined,

       -------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
        (5) Total fee paid:
                           -----------------------------------------------------

[ ] Fee paid previously with preliminary materials..

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.
        1) Amount Previously paid:

        ------------------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
        3) Filing Party:

       -------------------------------------------------------------------------
        4) Date Filed:

       -------------------------------------------------------------------------
Notes:

                                 Imergent, Inc.
                           754 East Technology Avenue
                                Orem, Utah 84097


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 19, 2002


         The annual meeting of the stockholders of Imergent, Inc. will be held at 754 East Technology Avenue, Orem, Utah on December 19, 2002 at 12:00 p.m., local time.

         The purpose of the meeting is to consider, discuss, vote and act upon the following proposals:

     o To elect two (2) Class I directors for a term of two years, expiring at our annual meeting of stockholders to be held for our fiscal year 2004 or until their successors have been duly elected and qualified, and to elect one (1) Class II director for a term of one year, expiring at our annual meeting of stockholders to be held for our fiscal year 2003 or until his successor has been duly elected and qualified;

     o To ratify the appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending June 30, 2003; and

     o To transact such other business as may properly come before the meeting, or any postponement of the meeting.

         The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on November 14, 2002 may vote at the meeting or any adjournment or postponement of the meeting.

         Your vote is important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.


                                         By order of the Board of Directors,

                                         By:    /s/   Frank C. Heyman
                                                      Frank C. Heyman, Secretary

November 21, 2002

THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF OUR PRESENT STOCKHOLDERS. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL NOR A SOLICITATION OF OFFERS TO BUY OR SELL ANY SECURITY.

                                 Imergent, Inc.
                           754 East Technology Avenue
                                Orem, Utah 84097
                              ---------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held December 19, 2002
                              ---------------------

                     SOLICITATION AND REVOCABILITY OF PROXY

General

         We are furnishing you this statement in connection with the solicitation by our Board of Directors of proxies to be voted at an annual meeting of stockholders that our Board of Directors has called for December 19, 2002 at 754 East Technology Avenue, Orem, Utah at 12:00 p.m. local time, and at any and all postponements or adjournments thereof. This proxy statement and the enclosed form of proxy card are being sent to stockholders on or about November 26, 2002.

         The purpose of the meeting is to consider, discuss and vote and act on a number of proposals, as follows:

     o To elect two (2) Class I directors for a term of two years, expiring at our annual meeting of stockholders to be held for our fiscal year 2004 or until their successors have been duly elected and qualified, and to elect one (1) Class II director for a term of one year, expiring at our annual meeting of stockholders to be held for our fiscal year 2003 or until his successor has been duly elected and qualified;

     o To ratify the appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending June 30, 2003; and

     o To transact such other business as may properly come before the meeting, or any postponement of the meeting.

         The enclosed annual report to stockholders is not to be regarded as proxy soliciting material. If you would like an additional copy of the report, please contact us at 754 E. Technology Avenue, Orem, Utah 84097, Attn: Investor Relations, telephone: (801) 227-0004.

         Our Board of Directors believes that the election of its director nominees is in the best interests of Imergent, Inc. and its stockholders and recommends to the stockholders that they approve each of the nominees listed in the proxy.

Record Date and Voting Securities

         Our Board of Directors has fixed the close of business on November 14, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of our common stock on November 14, 2002 are entitled to vote at the meeting. If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee. Each holder of record of common stock at the close of business on the record date is entitled to one vote per share on each matter to be voted upon by the stockholders at the meeting. As of November 14, 2002, there were 10,999,520 shares of our common stock issued and outstanding.


Voting and Revocability of Proxies

         You may vote by completing and returning the enclosed proxy or by voting in person at the annual meeting. Our Board of Directors is soliciting the accompanying proxy for use at the meeting. The proxy may be revoked at any time prior to its use by: (1) delivering to our secretary a signed notice of revocation or a later dated proxy, (2) attending the annual meeting and voting in person, or (3) giving notice of revocation of the proxy at the annual meeting. Attendance at the meeting will not in itself constitute the revocation of a proxy. Prior to the meeting, any written notice of revocation should be sent to Imergent, Inc., 754 East Technology Avenue, Orem, Utah, 84097,
Attention: Corporate Secretary. Any notice of revocation that is delivered at the meeting should be hand delivered to our secretary at or before the vote is taken. A stockholder may be requested to present identification documents for the purpose of establishing such stockholder's identity.

         Our shares of common stock, par value $.001, represented by properly executed proxies, will be voted in accordance with the instructions indicated on such proxies. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR approval of the other proposals listed in the proxy. In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

         One or more inspectors of election, duly appointed for that purpose, will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except as needed to permit the inspector to tabulate and certify the votes, or as is required by law.

         Please fill in, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. No postage will be required for you to return the Proxy in the enclosed envelope if you mail it in the United States. You will be able to revoke your Proxy and vote in person if you decide to attend the meeting. The last valid vote you submit chronologically will supercede your prior vote(s).

Quorum, Voting Requirements and Effect of Abstentions and Non-Votes

         At the meeting, the inspector of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The holders of a majority of the total number of outstanding shares of stock that are entitled to vote at the meeting, at least 5,499,761 shares, must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the annual meeting. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

         The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the meeting, will be elected. Broker "non- votes" are not counted for purposes of the election of directors. A "non-vote" occurs, with respect to a proposal, when a broker or nominee holding shares for a beneficial owner does not have discretionary voting power and has not received instructions from the beneficial owner. The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote is required to approve the other proposals. An abstention is counted as a vote against a proposal. A broker "non-vote" is not counted for purposes of approving a proposal. Imergent stockholders have no dissenters' or appraisal rights in connection with the proposals to be presented at the meeting.

Expense of Solicitation of Proxies

         We will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our directors, officers and employees, without additional pay, may solicit proxies by telephone, telecopy or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and we will reimburse them for their expenses in so doing.

Security Ownership of Certain Beneficial Owners and Management


     The following table sets forth, as of November 20, 2002, the number of shares of common stock beneficially owned by each of the following persons and groups and the percentage of the outstanding shares owned by each person and group: (i) each person who is known by us to be the owner of record or beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors, nominees, and named executive officers; and (iii) all of our current directors and executive officers as a group.

         With respect to certain of the individuals listed below, we have relied upon information set forth in statements filed with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934. Except as otherwise noted below, the address of each of the persons in the table is c/o Imergent, Inc., 754 East Technology Ave., Orem, Utah 84097.



--------------------------------------------------------------------------------------------------------------------
                                                           Number of Warrants
                                                           and Option Grants
                                                             Under Imergent          Total          Percent of Class
                                              Shares       Stock Options Plans     Beneficial       Beneficially
Name of Beneficial Owner                      Owned                (1)            Ownership (2)        Owned
--------------------------------------------------------------------------------------------------------------------
Donald L. Danks........................       486,751                  -             486,751          4.4%
--------------------------------------------------------------------------------------------------------------------
John J. "Jay" Poelman....................     357,425             34,277             391,702          3.6%
--------------------------------------------------------------------------------------------------------------------
Brandon Lewis............................     243,968             38,427             282,395          2.6%
--------------------------------------------------------------------------------------------------------------------
David Rosenvall..........................     109,470             23,715             133,185          1.2%
--------------------------------------------------------------------------------------------------------------------
David Wise...............................     126,271             16,683             142,954          1.3%
--------------------------------------------------------------------------------------------------------------------
Frank Heyman ............................     139,260             25,574             164,834          1.5%
--------------------------------------------------------------------------------------------------------------------
All  current   directors   and  executive   1,463,145            138,676           1,601,821         14.4%
   officers as a group (6 persons).......
--------------------------------------------------------------------------------------------------------------------

(1) Reflects warrants or options that will be exercisable or vested, as the case may be, as of November 20, 2002 or within 60 days thereafter.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following November 20, 2002 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name.

                                   -----------
                                   PROPOSAL I
                              Election of Directors
                                   -----------

         At the meeting, two (2) Class I directors and one (1) Class II director are to be elected. The Class I directors will be elected for a term ending at the annual meeting of the stockholders for fiscal year 2004, or until their successor have been duly elected and qualified, and the Class II director will be elected for a term ending at the annual meeting of the stockholders for fiscal year 2003, or until his successor has been duly elected and qualified. In May 2000, our stockholders approved an amendment to our Bylaws that provided for a classified board and two-year staggered terms of the members of our board of directors. The amendment contemplates the election of one-half of the directors at each annual meeting and was originally intended to significantly extend the time required to effect a change in control of our board of directors. Because an annual meeting was not held following fiscal year 2000 or fiscal year 2001 the terms of both our Class I and Class II directors will expire at this annual meeting and accordingly all of our directors are subject to election at this meeting.

         It is intended that valid proxies received will be voted, unless contrary instructions are given, to elect the three (3) nominees named in the following table to the directorship indicated therein. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by the board of directors, to the extent consistent with our certificate of incorporation and our bylaws.

Nominees of the Board

         The Board of Directors is responsible for supervision of the overall affairs of the Company. The Board has nominated the following individuals to serve on our Board of Directors until our next annual meeting or until their respective successors are elected. Each of the nominees has agreed to be named in this Proxy Statement and to serve if elected.

Director Name         Age           Position                         Class/Term
-------------         ---           --------                         ----------
Donald L. Danks      45      Chairman of the Board                      I/2004
John J. Poelman      59      Chief Executive Officer and Director       I/2004
Brandon Lewis        32      President and Director                    II/2003

Information Concerning Directors and Officers

         Set forth in the table below are the names, ages and positions of the nominees for election as directors and current executive officers of Imergent. None of the nominees or executive officers has any family relationship to any other nominee or executive officer of Imergent.

Name                                 Age                 Position

Donald L. Danks....................  45     Chairman of the Board of Directors
John J. "Jay" Poelman..............  59     Chief Executive Officer and Director
Brandon Lewis......................  32     President and Director
Frank C. Heyman....................  65     Chief Financial Officer
David Rosenvall....................  36     Chief Technology Officer
David Wise.........................  42     Vice-President, Operations

         Set forth below is a brief description of the business experience for the previous five years of the nominees for director and the executive officers of Imergent.

Donald L. Danks

         Mr. Danks has served as our Chairman since January 2001. He also served as our Chief Executive Officer from January 5, 2001 to May 7, 2002. He was an original investor in founding Imergent in 1998 and is currently one of our largest stockholders. During the five years previous to joining us as our CEO, Mr. Danks was involved in the creation, funding and business development of early-stage technology companies. In addition to attracting inceptive capital for client companies, Mr. Danks assisted in the development of their business plans, helped in the recruitment of senior management, supported the development of the public market for their securities by introducing them to institutional investors and market makers and oversaw ongoing corporate finance needs. Previously, Mr. Danks was the co-founder and President of Prosoft Training.com, (Nasdaq: POSO), a company involved in Internet technology training, education and certification. Mr. Danks holds a B.S. from UCLA.

John J. "Jay" Poelman

         Mr. Poelman has served as our Chief Executive Officer since May 7, 2002. He was appointed as our President and chief operating officer on January 5, 2001. Mr. Poelman has served as one of our directors since November 2000, except for a period from February to May 2002. Prior to the acquisition by us of Galaxy Enterprises, Inc. ("Galaxy"), Mr. Poelman was founder, and served as Chairman, Chief Executive Officer and President of Galaxy from 1997-2000. From 1993 until 1997, Mr. Poelman was the CEO of Profit Education Systems, Inc.
(PES). In 1997, Galaxy Mall, Inc. acquired the assets of PES, and Mr. Poelman became the CEO of Galaxy.

Brandon Lewis

         Mr. Lewis has served as our President since May 2002, and prior thereto, since January 2001, he served as our Executive Vice-President for sales and marketing. He has served as a director since May 2002. He was Vice-President of sales and marketing and COO of Galaxy from 1997 until he joined our company. Prior to Galaxy, Mr. Lewis was Vice-President of sales and marketing for Profit Education Systems, Inc. a worldwide marketing and sales organization. Mr. Lewis earned his B.A. degree from Brigham Young University.

Frank C. Heyman

         Mr. Heyman has served as our Chief Financial Officer since September 2000. Prior to that, he served from 1997-2000 as vice president, secretary, treasurer and chief financial officer of Galaxy. From June 1992 to May 1996 he also served as financial vice president and chief financial officer and a director of NYB Corporation, a manufacturer of women's sport clothing, and from June 1996 to April 1997 he was employed as controller of Provider Solutions, Inc., a business consulting firm. Prior to that, from 1986 to 1992, Mr. Heyman served as vice president and chief financial officer of GC Industries, Inc., a manufacturer of calibration systems for toxic gas monitors. Mr. Heyman is a graduate of the University of Utah with a B.S. degree in accounting.

David Rosenvall

         Mr. Rosenvall was appointed as our Chief Technology Officer in February 2001. Prior thereto, he served as our Chief Architect from September 1999. He initially joined us in November 1998 as part of Imergent's acquisition of StoresOnline.com. From September 1997-December 1998, Mr. Rosenvall was president of Spartan Multimedia in Calgary, Alberta, Canada, and from January 1995 to August 1997, he was Vice-President for Research and Development at Xentel, another Calgary company. Mr. Rosenvall holds a B.S. in Mechanical Engineering from the University of Calgary and an M.B.A. from Brigham Young University.

David Wise

         Mr. Wise was Chief Operating Officer of Galaxy Mall prior to becoming our Vice President-Operations in July 2000. Prior to joining Galaxy Mall, Mr. Wise was, from 1998-1999, president of Wise Business Solutions. From 1992 to 1999, he was chief financial officer and chief operating officer of Capsoft Development Corp. He served as COO of Medcare Operating Solutions from 1988 to 1989. Mr. Wise graduated cum laud from Brigham Young University with his Masters in Business Administration in 1991.

Director Compensation

         None of our current directors are awarded stock options or are compensated for their services as directors, but Mr. Poelman and Mr. Lewis are compensated as officers of our company and have been granted stock options in this capacity. All directors are reimbursed for reasonable expenses incurred in connection with attending meetings of the board of directors.

Information About Board and Committee Meetings

         During fiscal year 2002, our board of directors held eleven (11) scheduled meetings and acted by unanimous written consent on five (5) occasions. Each of our incumbent directors attended no fewer than 75% of our board's meetings in fiscal year 2002 during the period in which he served as a director. In addition to attending meetings, directors also discharge their responsibilities by review of company reports to directors, by visits to our facilities, through correspondence and via telephone conferences with our executive officers and others. The board of directors currently has no standing audit, compensation or other committees.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based on a review of reports and representations submitted to us, all reports regarding beneficial ownership of our securities required to be filed under Section 16(a) of the Exchange Act for the 2002 fiscal year were timely filed with the exception of the following Forms 4 which should have been filed by June 10, 2002 but were filed by the following individuals on the dates indicated: Donald Danks, June 18, 2002; Jay Poelman, June 24, 2002; Brandon Lewis, June 17, 2002; Frank Heyman, June 17, 2002; David Rosenvall, June 21, 2002; and David Wise, June 28, 2002.

                 The Board of Directors recommends a vote "FOR"
                all of the incumbent directors identified above.

                             EXECUTIVE COMPENSATION

Executive Compensation

         On June 28, 2002, our stockholders approved amendments to our Certificate of Incorporation to change our corporate name to "Imergent, Inc." and to effect a one-for-ten reverse split of the issued and outstanding shares of our common stock and reduce the authorized number of shares of common stock from 250,000,000 to 100,000,000. These changes were effected July 2, 2002. As a result of the reverse stock split, every ten shares of our existing common stock was converted into one share of our new common stock under our new name, Imergent, Inc. Fractional shares resulting from the reverse stock split were settled by cash payment. References herein to numbers of shares and prices of shares have been adjusted to reflect the reverse stock split.

         Summary Compensation Table

         The following table contains information concerning each of the two persons who served as our chief executive officer during fiscal year 2002 and our four most highly-compensated executive officers during fiscal year 2002 who were serving as executive officers at the end of fiscal year 2002 (as a group, the "named executive officers").



                                        Annual Compensation           Long-Term Compensation Awards
                                        -------------------           -----------------------------
                                                                        Restricted
                                                                          Stock             Stock
Name and                                     Salary      Bonus            Awards           Options         All Other
Principal Position                   Year     ($)         ($)               ($)            (#) (3)        Compensation
------------------                   ----     ---         ---        -      ---            ---            ------------
Donald L. Danks (1) ................  2002         --           --                 --                --               --
Chief Executive Officer               2001         --           --                 --                --               --
                                      2000         --           --                 --                --               --

John J. "Jay" Poelman (2)...........  2002    119,274      148,591                 --                --               --
Chief Executive Officer               2001    134,200       86,339                 --            27,500               --
                                      2000    126,152       43,212                 --                --               --

Brandon Lewis (4)...................  2002    104,787      124,565                 --                --               --
President                             2001    106,542       69,154                 --            27,500               --
                                      2000    100,169       34,650                 --            11,172               --

David Rosenvall  ...................  2002    111,539       20,760                 --                --               --
Chief Technology Officer              2001    117,343           --                 --            15,000               --
                                      2000    118,841           --                 --             7,750               --

David Wise..........................  2002    102,139       53,852                 --                --               --
Vice President - Operations           2001    103,841       61,792                 --            12,500               --
                                      2000     49,154           --                 --             9,576               --

Frank C. Heyman.....................  2002     86,513       78,089                 --                --               --
Chief Financial Officer               2001     71,165       58,799                 --            15,000               --
                                      2000     60,753       30,030                 --             7,980               --


(1) Mr. Danks was appointed as chief executive officer on January 5, 2001 and served in this capacity until May 7, 2002.

(2) Mr. Poelman was appointed as chief executive officer on May 7, 2002. Prior to this appointment, he served as our president and chief operating officer from January 5, 2001.

(3) On June 28, 2002, our stockholders approved a one-for-ten reverse split of the outstanding shares of our common stock, which became effective July 3, 2002. All data for shares of common stock, options and warrants have been adjusted to reflect the one-for-ten reverse split for all periods presented.

(4)  Mr.  Lewis  was  appointed  as  president  on May 7,  2002,  Prior  to this
     appointment,   he  served  as  our  Executive  Vice-President,   Sales  and
     Marketing.

         Employment Agreements

         The following table summarizes the key provisions of employment agreements between us and our current executive officers that were in effect during our fiscal year ended June 30, 2002. All of the agreements expired at various times during the fiscal year.



                                                 Contract            Contract        Per Annum
                  Name/Position                Commencement         Termination        Salary               Bonus
                  -------------                    Date                Date             (1)              Arrangements
                                                   ----                ----          --------            ------------

        John J. "Jay" Poelman.........         June 26 2000        June 26, 2002      $143,000   As  determined  by  board of
           Chief Executive Officer                                                               directors
        Brandon Lewis.................        June 26, 2000        June 26, 2002      $114,125   As  determined  by  board of
           President                                                                             directors
        David Rosenvall ..............       November 1, 1998    November 1, 2001     $145,000   As  determined  by  board of
           Chief Technology Officer                                                              directors
        David Wise....................        June 26, 2000        June 26, 2002      $110,650   As  determined  by  board of
           Vice President - Operations                                                           directors.
        Frank C. Heyman...............        June 26, 2000        June 26, 2002      $90,700    As  determined  by  board of
           Chief Financial Officer                                                               directors

--------------------
     (1) Each of Messrs. Poelman, Lewis, Rosenvall, Wise and Heyman agreed to a pay cut for an indefinite period effective March 3, 2001. Mr. Poelman's salary was adjusted to $114,400; Mr. Lewis' salary was adjusted to $91,300; Mr. Rosenvall's salary was adjusted to $116,000; Mr. Wise's salary was adjusted to $88,250; and Mr. Heyman's salary was adjusted to $72,560. From January 28, 2002 through March 31, 2002, Mr. Poelman served without remuneration. Effective November 1, 2002 each of Messrs. Poelman, Lewis, Rosenvall, Wise and Heyman had a salary increase. Mr. Poelman's salary was adjusted to $125,000; Mr. Lewis' salary was adjusted to $130,000; Mr. Rosenvall's salary was adjusted to $125,000; Mr. Wise's salary was adjusted to $93,000; and Mr. Heyman's salary was adjusted to $95,000.

         Stock Option Grants in Last Fiscal Year

         We did not grant any stock options or stock appreciation rights in fiscal year 2002 to any of the named executive officers.

         Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information concerning the year-end number and value of unexercised options with respect to each of the named executive officers. None of these individuals exercised any options during fiscal year 2002.

                  Number of Securities Underlying      Value of Unexercised
                      Unexercised Options              In-The-Money Options
                      at Fiscal Year End (#)         at Fiscal Year End ($)(1)
                      --------------------           ------------------------
Name              Exercisable     Unexercisable    Exercisable     Unexercisable

Donald Danks......     -                -              -                 -
Jay Poelman.......  27,402           12,866            -                 -
Brandon Lewis.....  29,317           18,931            -                 -
David Rosenval....  19,965            6,285            -                 -
David Wise........  11,643           10,433            -                 -
Frank Heyman......  20,228           12,328            -                 -
---------
         (1) Based on the closing sale price of our common stock on the OTC bulletin board at fiscal year end of $1.50 per share less the exercise price payable for the shares. The fair market value of our common stock at June 30, 2002 was determined on the basis of the closing sale price of our common stock on June 28, 2002, the last trading day prior to fiscal year-end.

         Stock Option Plans

         1998 Stock Option Plan for Senior Executives

         In December 1998, the board of directors adopted, and our stockholders approved, the 1998 Stock Option Plan for Senior Executives. This plan provides for the grant of options to purchase up to 500,000 shares of common stock to our senior executives. Options may be either incentive stock options or non-qualified stock options under Federal tax laws.

         The board of directors administers this plan. The board has appointed a plan administrator to address the day-to-day administration of this plan. The board determines, among other things, the individuals who will receive options, the time period during which the options may be partially or fully vested and exercisable, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

         The exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of the common stock subject to a non-qualified option may be established by the compensation committee, but shall not be less than 50% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution or, if permitted, pursuant to a qualified domestic relations order and, during the lifetime of the optionee, the option will be exercisable only by the optionee. In the event of termination of employment by reason of death, disability or by us for cause, as defined in each optionee's employment agreement, the optionee will have no more than 365 days after such termination during which the optionee shall be entitled to exercise the vested options, unless otherwise determined by the board of directors. Upon termination of employment by us without cause or by the optionee for good reason, as defined in the optionee's employment agreement, the optionee's options remain exercisable to the extent the options were exercisable on the date of such termination until the expiration date of the options pursuant to the option agreement.

         We may grant options under this plan within ten years from the effective date of the plan. The effective date of this plan is December 31, 1998. Holders of incentive stock options granted under this plan cannot exercise these options more than ten years from the date of grant. Payment of the exercise price may be made by (1) delivery of cash or a check, bank draft or money order, in United States dollars, payable to our order, (2) through delivery to us of shares of common stock already owned by the optionee with an aggregate fair market value on the date of exercise equal to the total exercise price, (3) by having shares with an aggregate fair market value on the date of exercise equal to the total exercise price (A) withheld by us or (B) sold by a broker-dealer under the circumstances meeting the requirements of 12 C.F.R. ss. 220 or any successor thereof, (4) by any combination of the above methods of payment or (5) by any other means determined by the board of directors. Therefore, if it is provided in an optionee's option agreement, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

         Any unexercised options that expire or terminate upon an optionee's ceasing to be employed by us become available again for reissuance under this plan.

         As of June 30, 2002, options exercisable for an aggregate of 91,563 shares of common stock were outstanding pursuant to this plan at a weighted average exercise price of $28.40 per share.

         1998 Stock Compensation Program

         In July 1998, the board of directors adopted the 1998 Stock Compensation Program. Our stockholders approved the program in December 1998. This program provides for the grant of options to purchase up to 100,000 shares of common stock to officers, employees, directors and independent contractors and agents. Options may be either incentive stock options or non-qualified stock options under Federal tax laws.

         The board of directors administers this program. The board has appointed a plan administrator to address the day-to-day administration of this plan. The board determines, among other things, the individuals who will receive options, the time period during which the options may be partially or fully vested and exercisable, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

         The exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution or, if permitted, pursuant to a qualified domestic relations order and, during the lifetime of the optionee, the option will be exercisable only by the optionee. In the event of termination of employment for reasons other than the death or disability of the optionee, the option shall terminate immediately; provided, however, that the board of directors may, in its sole discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at anytime within 60 days from the date of termination of employment or service. In the event of termination of employment by reason of the death or disability of the optionee, the option may be exercised, to the extent exercisable on the date of death or disability, within one year from such date.

         We may grant options under this program within ten years from the effective date of the plan. The effective date of this program is July 31, 1998. Holders of incentive stock options granted under this program cannot exercise these options more than ten years from the date of grant. Payment of the exercise price may be made by (1) delivery of cash or a check, bank draft or money order, in United States dollars, payable to our order, (2) through delivery to us of shares of common stock already owned by the optionee with an aggregate fair market value on the date of exercise equal to the total exercise price, (3) by having shares with an aggregate fair market value on the date of exercise equal to the total exercise price (A) withheld by us or (B) sold by a broker-dealer under the circumstances meeting the requirements of 12 C.F.R. ss. 220 or any successor thereof, (4) by any combination of the above methods of payment or (5) by any other means determined by the board of directors. Therefore, if it is provided in an optionee's option agreement, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

         Any  unexercised   options  that  expire  or  that  terminate  upon  an
optionee's ceasing to be employed by us become available again for reissuance under this program.

         This program permits us to grant, in addition to incentive stock options and non-qualified stock options: (i) rights to purchase shares of our common stock to employees; (ii) restricted shares of our common stock; (iii) stock appreciation rights; and (iv) performance shares of common stock.

         However, we have not issued any other type of compensation under this program other than non-qualified stock options and have agreed not to do so in the future.

         As of June 30, 2002, options exercisable for an aggregate of 8,432 shares of common stock were outstanding pursuant to this program at a weighted average exercise price of $33.20 per share.

         1999 Stock Option Plan For Non-Executives

         In July 1999, the board of directors adopted the 1999 Stock Option Plan for Non-Executives. This plan was approved by our stockholders in May 2000. This plan is administered by the compensation committee of the board of directors. The compensation committee has appointed a plan administrator to address the day-to-day administration of this plan. The compensation committee determines, among other things, the individuals who will receive options, the time period during which the options may be partially or fully vested and exercisable, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

         The exercise price per share of common stock subject to an option is determined on the date of grant, and is generally fixed at 100% of the fair market value per share at the time of grant. The exercise price of any option granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must equal at least 110% of the fair market value of the common stock on the date of grant. Payment of the exercise price may be made by (1) delivery of cash or a check, bank draft or money order in United States dollars, payable to our order, (2) through delivery to us of shares of common stock already owned by the optionee with an aggregate fair market value on the date of exercise equal to the total exercise price (3) by having shares with an aggregate fair market value on the date of exercise equal to the total exercise price (A) withheld by us or (B) sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. ss. 220 or any successor thereof, (4) by any combination of the above methods of payment or (5) by any other means determined by the board of directors.

         Options granted to employees under the 1999 Stock Option Plan for Non-Executives generally become exercisable in increments, based on the optionee's continued employment with us, over a period of up to three years. The form of option agreement generally provides that options granted under the 1999 Stock Option Plan for Non-Executives is not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. In the event of termination of employment for reasons other than the death or disability of the optionee, the option shall terminate immediately; provided, however, that the board of directors may, in its sole discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at anytime within 60 days from the date of termination of employment or service. In the event of termination of employment by reason of the death or disability of the optionee, the option may be exercised, to the extent exercisable on the date of death or disability, within one year from such date. Generally, in the event of our merger with or into another corporation or a sale of all or substantially all of our assets, all outstanding options under the 1999 Stock Option Plan for Non-Executives shall accelerate and become fully exercisable upon consummation of such merger or sale of assets.

         The board may amend the 1999 Stock Option Plan for Non-Executives at any time or from time to time or may terminate the 1999 Stock Option Plan for Non-Executives without the approval of the stockholders, provided that stockholder approval is required for any amendment to the 1999 Stock Option Plan for Non-Executives requiring stockholder approval under applicable law as in effect at the time. However, no action by the board of directors or stockholders may alter or impair any option previously granted under the 1999 Stock Option Plan for Non-Executives. The board may accelerate the exercisability of any option or waive any condition or restriction pertaining to such option at any time.

         Any  unexercised   options  that  expire  or  that  terminate  upon  an
optionee's ceasing to be employed by us become available for reissuance under this plan.

         In May 2000, our stockholders approved an amendment to this plan to increase the number of shares available for grant under the plan from 200,000 to 500,000.

         As of June 30, 2002, options exercisable for an aggregate of 74,660 shares of common stock were outstanding pursuant to this plan at a weighted average exercise price of $33.50.

         Galaxy Enterprises Stock Option Plan

         Pursuant to the terms of the merger with Galaxy Enterprises, each outstanding option to purchase shares of Galaxy Enterprises common stock under Galaxy Enterprises' 1997 Employee Stock Option Plan was assumed by us, whether or not vested and exercisable. We assumed options exercisable for an aggregate of 166,582 shares of common stock of Galaxy Enterprises.

         Each Galaxy Enterprises stock option and warrant we assumed is subject to the same terms and conditions that were applicable to the stock option or warrant immediately prior to the merger, except that:

     o each Galaxy Enterprises stock option will be exercisable for shares of our common stock and the number of shares of our common stock issuable upon exercise of any given option or warrant will be determined by multiplying 0.63843 by the number of shares of Galaxy Enterprises common stock underlying such option or warrant; and

     o the per share exercise price of any such option or warrant will be determined by dividing the exercise price of the option immediately prior to the effective time of the merger by 0.63843.

         As at June 30, 2002, outstanding options assumed in the Galaxy merger were exercisable for 44,373 shares of our common stock.

Compensation Committee Interlocks and Insider Participation

         During fiscal 2002, membership of the compensation committee (the "Compensation Committee") was comprised of the full board of directors. No interlocking relationships exist between our Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. There are no interlocking relationships between us and other entities that might affect the determination of the compensation of our directors and executive officers.

Board Compensation Committee Report on Executive Compensation

         The Compensation Committee believes that the compensation levels of our executive officers, who provide leadership and strategic direction for us, should consist of (i) base salaries that are commensurate with executives of other comparable e-commerce companies and (ii) cash bonus opportunities based on achievement of objectives set by the compensation committee with respect to the chief executive officer and the president, and by the chief executive officer and the president, in consultation with the Compensation Committee, with respect to our other executive officers. The Compensation Committee also believes that it is important to provide our executive officers with significant stock-based incentive compensation that increases in value in direct correlation with improvement in the performance of our common stock, thereby aligning management's interest with that of our stockholders.

         The Compensation Committee considers the following factors (ranked in order of importance) when determining compensation of our executive officers:
(i) our performance measured by attainment of specific strategic objectives, stock price performance and operating results; (ii) the individual performance of each executive officer, including the achievement by the executive (or the executive's functional group) of identified goals; and (iii) historical cash and equity compensation levels.

         The salaries of some of our executive officers were initially set by their respective employment agreements. As stated above, the compensation of executive officers is also based in part upon individual performance and comparative industry compensation levels. Typically, early in each year, a performance plan is established. Each plan sets forth overall goals to be achieved by us, as well as specific performance goals to be achieved by each of our executive officers according to his or her duties and responsibilities, for the relevant year. These overall compensation goals include: (i) the meeting of targets relating to the gross revenues arising from e-Commerce services; (ii) the meeting of targets relating to new customers in each of our targeted markets and to additional sales to existing customers in each of those markets; (iii) the acquisition of technologies and businesses consistent with our business and product goals and the successful integration of the acquired businesses and technologies; (iv) the enhancement of strategic relationships; (v) the meeting of cash flow, expense and other budgetary targets; and (vi) the achievement of appreciation in our stock price.

         The base salaries of each of the executive officers identified above were either set by, or determined by reference to, that executive's employment agreement. Bonus compensation for each executive, when awarded, was determined based on the executive's achievement of overall corporate goals and individual and functional area goals. Other executive officers received salary increases and bonuses based on their achievement of overall corporate goals and individual and functional area goals. On average, the compensation committee believes the cash compensation for our executive officers is comparable to industry salary and bonus levels. During fiscal year 2001, our executive officers agreed to a pay cut of indefinite duration as a cost-saving measure. Effective November 1, 2002, the salaries of our executive officers were increased.

         The full board of directors and, upon formation of the compensation committee, the non-employee members of the compensation committee, administer and authorize all grants and awards made under the 1998 Stock Compensation Program, the 1998 Stock Option Plan for Senior Executives and the 1999 Stock Option Plan for Non-Executives. In some instances, awards have been authorized for new employees as incentives to join us. In determining whether and in what amount to grant stock options or other equity compensation to executive officers, the board of directors or the non-employee members of the compensation committee have considered the amount and date of vesting of then-currently outstanding incentive equity compensation granted previously to each executive officer. The Compensation Committee believes that continued grants of equity compensation to key executives are necessary to retain and motivate exceptionally talented executives who are necessary to achieve our long-term goals, especially at a time of significant growth and competition in our industry.

         During recent fiscal years, the board of directors or non-employee members of the Compensation Committee have approved grants of equity compensation to all the executive officers named in the Summary Compensation Table below and approved grants of equity compensation to certain of the other executive officers, consistent with the board of directors' and compensation committee's overarching policy of granting equity compensation to key executives and to our employees in general.

Respectfully submitted,

Donald L. Danks
John J. Poelman
Brandon Lewis


Performance Graph

         The following graph shows a comparison of the cumulative total shareholder return on our common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and a peer group of ten companies selected on an industry or line-of-business basis over the period beginning with September 30, 1999 (the approximate date of our initial public offering) through the quarter ended September 30, 2002. The comparison assumes that on September 30, 1999, $100 was invested in our common stock and in each of the foregoing indices and, where applicable, assumes reinvestment of dividends. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.


[OBJECT OMITTED]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal year ended June 30, 2002 we derived approximately $5,100,000, or 14%, of our total revenues, from the sale to our customers of a product which allows the customer to accept credit card payments for goods and services sold by them through their website. In the past, we have experienced difficulty in maintaining the arrangements that allow us to offer this product to our customers and have experienced difficulty in establishing such a product for resale at our workshops held outside the United States. In addition, from time to time, credit card issuing organizations make changes that affect this product which could negatively impact, or preclude, our offering this product for sale in the United States in its present form. We presently obtain this product for resale from Electronic Commerce International, Inc. ("ECI"), the sole shareholder of which was John J. Poelman, our chief executive officer and one of our directors and stockholders, who, effective October 1, 2002, sold his interest in ECI to an unrelated third party. Were we to lose our access to this product or if its cost increases our business would be severely and negatively impacted and were we not to be able to obtain a comparable product for resale outside the United States our ability to successfully execute our international expansion would be compromised.

         Total revenue generated by us from the sale of ECI merchant account solutions was $5,106,494, $6,403,478 and $2,412,800 for the years ended June 30, 2002, 2001 and 2000, respectively. The cost to us for these products and services totaled $994,043, $975,257 and $1,110,404 for the years ended June 30, 2002, 2001 and 2000, respectively. During the years ended June 30, 2002, 2001 and 2000, we processed leasing transactions for customers through ECI in the amounts of $1,090,520, $3,386,231, and $2,450,292, respectively. As of June 30,
2002 and 2001, we had a receivable from ECI for leases in process of $0 and $90,109, respectively. In addition, we have $26,702 and $516,858 recorded in accounts payable as of June 30, 2002 and 2001, respectively, relating to the amounts owed to ECI for the purchase of its merchant account product.

         On August 1, 2001, we entered into an agreement with ECI, pursuant to which, among other matters, we agreed to issue ECI a total of 83,192 shares of our common stock at a price of $3.00 per share in exchange for the release by ECI of trade claims against us totaling $249,575.

         We offer our customers at our Internet training workshops, and through backend telemarketing sales, certain products intended to assist the customer in being successful with their business. These products include live chat and web traffic building services. We utilize Electronic Marketing Services, LLC. ("EMS") to fulfill these services to our customers. In addition, EMS provides telemarketing services, selling some of our products and services to those who do not purchase at our workshops and to other leads. Ryan Poelman, who owns EMS, is the son of John J. Poelman, Chief Executive Officer, a director and a stockholder of the Company. Our revenues realized from the above products and services were $4,806,497, $1,263,793 and $0 for the years ended June 30, 2002, 2001 and 2000, respectively. We paid EMS $479,984, $78,435, and $0 to fulfill these services during the years ended June 30, 2002, 2001 and 2000, respectively.

         During our fiscal year ended June 30, 2002 we sold unregistered common stock to qualified investors in a private placement that closed during May 2002. The stock was sold at a price of $.40 per share. Our officers and directors purchased stock in that sale as follows: Mr. Danks 225,000 shares; Mr. Poelman 200,000 shares; Mr. Lewis 200,000 shares; Mr. Heyman 100,000 shares; Mr. Wise
100,000 shares; and Mr. Rosenvall 100,000 shares. We loaned Messrs. Wise and Rosenvall $20,000 each to assist in their participation in the private placement. Their full-recourse promissory notes carried interest at 5% and a repayment schedule of 24 months. Mr. Wise has repaid his loan, and Mr. Rosenvall is current in making the required monthly payments.

         We engaged vFinance Investments, Inc. ("vFinance") as a financial advisor and placement agent for our private placement of unregistered securities that closed during May 2002. Shelly Singhal a former member of the Company's Board of Directors was a principal of vFinance at the time of the private placement. During the year ended June 30, 2002 the company paid vFinance $61,500 in fees and commissions for their services. The offering was successful with adjusted gross proceeds to the Company of $2,185,995.

         We engaged SBI-E2 Capital USA Ltd. ("SBI") as a financial consultant to provide us with various financial services. Shelly Singhal a former member of the Company's Board of Directors is a managing director of SBI. During the year ended June 30, 2002 SBI provided us with a Fairness Opinion relating to our proposed merger with Category 5 Technologies, for which we paid $67,437, and additional $85,000 is still payable to SBI for that opinion as of June 30, 2002.

          We also paid SBI $58,679 for expenses and commissions relating to our private placement of unregistered securities that closed during November 2001. The offering was successful with adjusted gross proceeds to us of $2,803,466.

         Pursuant to an agreement dated February 15, 2002, SBI also rendered certain financial advisory services to us in connection with our private placement that closed in May 2002, including delivery of a fairness opinion with respect to such private placement. Pursuant to this agreement, we paid SBI a total of $40,000 and issued to SBI and various of its designees an aggregate of 112,500 shares of our common stock.

         During the 12 months ended June 30, 2001, we issued 12,500 warrants to Shelly Singhal for non-director services rendered. The warrants were valued at $40,657.

                                   -----------
                                   PROPOSAL II
                     Ratification of Appointment of Auditors
                                   -----------

         At the meeting we ask the stockholders to ratify the appointment of the firm Grant Thornton LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2003. A representative of Grant Thornton is not expected to be present at the Annual Meeting.

           The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2003.

Disclosure of Audit and Non-Audit Fees

         Audit Fees

         The aggregate fees billed by Grant Thornton, LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2002 and for the review of financial statements included in our quarterly reports on Form 10-Q for the fiscal year were $48,289. In addition, we incurred aggregate fees of $43,000 during the fiscal year ended June 30, 2002 from Eisner, LLP (formerly Richard A. Eisner, LLP) for the review of financial statements included in our quarterly reports on Form 10-Q and their review and consent to our audited financial statements for the fiscal year ended June 30, 2001 included in our report on form 10-K for the fiscal year ended June 30, 2002. In addition, we incurred fees of $10,000 from KPMG, LLP for their review and consent to our audited financial statements for the fiscal year ended June 30, 2000 included in our report on Form 10-K for the fiscal year ended June 30, 2002.

         Financial Information Systems Design and Implementation Fees

         During  fiscal  2002,  we  did  not  engage  our   independent   public
accountants to perform financial information systems design and implementation.

         All Other Fees of Independent Public Accountants

         During  fiscal  2002,  all  other  fees  of  our   independent   public
accountants amounted to $67,844, which primarily consisted of accounting and tax consultation services.

         The Board of Directors considered whether the provision of non-audit services is consistent with maintaining the auditor's independence.

Recent Changes in Accountants

         On February 4, 2002, we engaged Grant Thornton LLP as our independent auditor following our dismissal, effective January 31, 2002, of Eisner LLP (formerly known as Richard A. Eisner & Company, LLP) ("Eisner"). Our board of directors approved the engagement of Grant Thornton LLP and the dismissal of Eisner.

         Eisner had served as our independent accountants since April 4, 2001. Eisner's auditors' report on our consolidated financial statements as of and for the year ended June 30, 2001 contained a separate paragraph stating that it had substantial doubt about our ability to continue as a going concern. Our financial statements did not include any adjustments that might result from the outcome of this uncertainty. Except as noted above, Eisner's report on our financial statements for the fiscal year ended June 30, 2001 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, accounting principles, or uncertainties.

         We notified Eisner that during the most recent fiscal year and the interim period from July 1, 2001 through January 31, 2002, we were unaware of any disputes between us and Eisner as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         Effective February 4, 2002, we engaged Grant Thornton LLP as our independent auditors with respect to our fiscal year ending June 30, 2002. We had previously retained Grant Thornton LLP on an interim basis during our previous fiscal year, from January 22, 2001 to April 4, 2001. Grant Thornton LLP had reviewed our interim financial statements for the quarter ended December 31, 2000, but did not issue any reports thereon. Other than this limited engagement, during our most recent fiscal year and through February 4, 2002, we had not consulted with Grant Thornton LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor was oral advice provided that Grant Thornton LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation  S-K, or a reportable  event,  as that term is defined in
Item 304 (a)(1)(v) of Regulation S-K.

         On April 4, 2001, we engaged Eisner as our independent auditor concurrent with our termination of Grant Thornton, LLP. Our board of directors approved the engagement of Eisner as our independent auditors with respect to our fiscal year ending June 30, 2001. Grant Thornton was retained on an interim basis to replace KPMG LLP, which had served as our independent auditor between June, 1998 and January 12, 2001.

         KPMG LLP's independent auditor's report on our consolidated financial statements for the years ended June 30, 2000 and 1999 contained a separate paragraph stating that it had substantial doubt as to our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty. Except as noted above, KPMG LLP's reports on our consolidated financial statements for the fiscal years ended June 30, 2000 and 1999 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, accounting principles, or uncertainties.

         We notified KPMG LLP that during the two most recent fiscal years and the interim period from July 1, 2000 through January 12, 2001, we were unaware of any disputes between us and KPMG LLP as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make a reference to the subject matter of the disagreements in connection with their reports.

         We engaged Grant Thornton LLP on January 22, 2001 to review our interim report on Form 10-Q for the three-month period ended March 31, 2001. On April 4, 2001, we terminated their engagement.

         During the fiscal year ended June 30, 2000 and through April 4, 2001, we had not consulted with Eisner regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Eisner concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement.

                             ADDITIONAL INFORMATION

Annual Report

         Our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended June 30, 2002, is enclosed herewith. Additional copies of such report are available upon request.

Stockholder Proposals for Action at Our Next Annual Meeting

         Any stockholder who wishes to present any proposal for stockholder action at the next Annual Meeting of Stockholders to be held in 2003, must be received by our Secretary, at our offices, not later than June 30, 2003, in order to be included in our proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Imergent, Inc., 754 East Technology Avenue, Orem, Utah 84097. If a stockholder proposal is introduced at the 2003 Annual Meeting of Stockholders without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before August 14, 2003, as required by SEC Rule 14(a)-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by us for the 2003 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

     Our bylaws require stockholders to give advance notice of any matter stockholders wish to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). The required notice must be received at our principal executive offices not less than 30 days nor more than 60 days prior to the annual meeting, unless less than 40 days' notice of the date of the annual meeting is given to stockholders, in which case the required stockholder notice must be given no later than ten days following the date notice is given of the annual meeting. The chairman of the meeting has the discretion to determine and declare any matter not complying with the foregoing notice provisions to be not properly brought before the meeting.

Other Matters

         As of the date of this statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

         In addition to the solicitation of proxies by mail, certain of our officers and employees, without extra compensation, may solicit proxies personally or by telephone, telegraph, or cable. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of our common stock held of record and will reimburse such persons for forwarding such material. We will pay the costs of this solicitation of proxies.

                                                * * *

                                        By Order of the Directors

                                        /s/  Frank C. Heyman
                                             Frank C. Heyman, Secretary

                                        Dated:   November 21, 2002

                               FRONT OF PROXY CARD

                                 IMERGENT, INC.
  Proxy for the Annual Meeting of Stockholders to be held on December 19, 2002
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 IMERGENT, INC.

P The undersigned stockholder of IMERGENT, INC. hereby appoints Jay Poelman and Frank Heyman, and each of them, proxies with full power of
R substitution to act for and on behalf of the undersigned and to vote all stock standing in the name of the undersigned as of the close of
O business on November 14, 2002, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders
X ("Meeting") to be held Thursday, December 19, 2002, at 754 East Technology Avenue, Orem, Utah, commencing at 12:00 p.m. (local time),
Y and at any and all adjournments thereof, upon all matters properly coming before the Meeting.

         COMMENTS:                CHANGE               OF               ADDRESS:
______________________________________________________   _______________________
______________________________________________________   _______________________
______________________________________________________   _______________________
(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with our Board of Directors' recommendations. The proxies named above cannot vote your shares unless you sign and return this card.
                                                           ---------------------
                                                               SEE REVERSE
                                                                   SIDE
                                                           ---------------------

                               BACK OF PROXY CARD
                        Preliminary Copies---Confidential

  |X|      Please mark your votes as in this
           example.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote "For" Item 1:      FOR         WITHHELD
                                                            |_|           |_|
1.  ELECTION OF THE FOLLOWING  PERSONS TO SERVE AS
    DIRECTORS OF THE COMPANY,  TO SERVE FOR THE TERMS
    INDICATED OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND
    QUALIFIED:

      (1)   Donald  L.  Danks - Class I - 2004
      (2)   John J.  Poelman  - Class I - 2004
      (3)   Brandon Lewis     - Class II - 2003

     (To withhold  authority to vote FOR any individual  nominee,  strike a line through the nominee's name in the list above.)
--------------------------------------------------------------------------------
The Board of Directors recommends a vote "For" Item 2:  FOR    AGAINST   ABSTAIN
                                                        |_|      |_|       |_|
2.   RATIFICATION  OF THE  APPOINTMENT OF GRANT THORNTON
     LLP AS OUR AUDITORS FOR THE FISCAL YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
This proxy, when properly executed, will be voted in the manner directed herein. If no designation (i.e. "For," "Withheld," "Against" or "Abstain") is made, the proxies named on the reverse side hereof intend to vote the shares to which this proxy relates "For" Items 1 and 2. The proxies will vote in their discretion on any other matters properly coming before the Meeting. The signer hereby revokes all proxies heretofore given by the signer to vote at the Meeting or any adjournment thereof.

SIGNATURE(S)________________________________________Date________________________
        Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or guardian, please give full title as such.